EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of April 29, 2015 (this “Agreement”) is entered into among SP Plus Corporation (the “Company”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuing Lender, and Wells Fargo Bank, N.A., as an Issuing Lender, have entered into that certain Amended and Restated Credit Agreement dated as of February 20, 2015 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment.  Clause (iv) in the definition of “Change of Control” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(iv) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (a) who were members of that board or equivalent governing body on the first day of such period, (b) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (a) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (c) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (a) and (b) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

2.           Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Company, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.

3.           Miscellaneous.

(a)
The Credit Agreement and the other Loan Documents and the obligations of the Company and the Guarantors thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall constitute a Loan Document.

(b)           Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)	The Company and the Guarantors hereby represent and warrant as follows:

(i)           The Company and each Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Company and each Guarantor and constitutes each such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)           No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Company or any Guarantor of this Agreement.

(d)
The Company and each Guarantor represent and warrant to the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Company and the Guarantors set forth in Article IX of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no event has occurred and is continuing which constitutes an Unmatured Event of Default or an Event of Default.

(e)
This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

[remainder of page intentionally left blank]

2

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:                                           SP PLUS CORPORATION,
a Delaware corporation

By:      /s/ Vance Johnston
Name: Vance Johnston
Title:  Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	STANDARD AUTO PARK, INC., an Illinois corporation
APCOA LASALLE PARKING COMPANY, LLC,
a Louisiana limited liability company

By:      /s/ Vance Johnston
Name: Vance Johnston
Title:	Treasurer of each of the foregoing

SP PLUS LOGISTICS, INC.,
a Delaware corporation

By:       /s/ Vance Johnston
Name:  Vance Johnston
Title:    Senior Vice President and Treasurer

SP PLUS PROPERTY MANAGEMENT, INC.,
a Delaware corporation

By:       /s/ Vance Johnston
Name:  Vance Johnston
Title:    Vice President and Treasurer

SP PLUS SECURITY SERVICES, INC.,
a Delaware corporation

By:       /s/ Vance Johnston
Name:  Robert N. Sacks
Title:    Executive Vice President, General Counsel and Secretary

[Signature Pages Continue]

STANDARD PARKING CORPORATION IL,
a Delaware corporation
CENTRAL PARKING SYSTEM OF ALABAMA, INC.,
an Alabama corporation
ALLRIGHT CORPORATION,
a Delaware corporation
CPC PROPCO, LLC,
a Delaware limited liability company
CPS FINANCE, LLC,
a Delaware limited liability company
KINNEY SYSTEM, INC.,
a Delaware corporation
CENTRAL PARKING SYSTEM OF INDIANA, INC.,
an Indiana corporation
CPS AIRPORT DEVELOPMENT, L.L.C.,
a Louisiana limited liability company
11 EAST FRANKLIN STREET BUSINESS TRUST,
a trust organized under the laws of the State of Maryland
301 EAST SARATOGA STREET BUSINESS TRUST,
a trust organized under the laws of the State of Maryland
305 GUILFORD AVENUE BUSINESS TRUST,
a trust organized under the laws of the State of Maryland
NATIONAL GARAGES, INCORPORATED,
a Michigan corporation
CENTRAL PARKING CORPORATION,
a Tennessee corporation
CENTRAL PARKING SYSTEM, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM–AIRPORT SERVICES, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF FLORIDA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF GEORGIA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF LOUISIANA, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF MARYLAND, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF MISSISSIPPI, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF MISSOURI, LLC,
a Tennessee limited liability company

By:       /s/ Vance Johnston
Name:  Vance Johnston
Title:	Executive Vice President, Chief Financial Officer and Treasurer of each of the foregoing

[Signature Pages Continue]

CENTRAL PARKING SYSTEM OF NEW JERSEY, LLC,
a Tennessee limited liability company
CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF PUERTO RICO,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF WASHINGTON, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC.,
a Tennessee corporation
CPS OF THE NORTHEAST, INC.,
a Tennessee corporation
CENTRAL PARKING SYSTEM OF VIRGINIA, INC.,
a Washington District of Columbia corporation
UNIVERSAL PARKING, INC.,
an Arizona corporation
KCPC HOLDINGS, INC.,
a Delaware corporation
KCPC INTERMEDIATE HOLDINGS, INC.,
a Delaware corporation

By:      /s/ Vance Johnston
Name: Vance Johnston
Title:	Executive Vice President, Chief Financial Officer and Treasurer of each of the foregoing

USA PARKING SYSTEM, INC.,
a Tennessee corporation

By:      /s/ Vance Johnston
Name: Vance Johnston
Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE
AGENT:                                                 BANK OF AMERICA, N.A.,
as Administrative Agent

By:           /s/ Roberto Salazar
Name:           Roberto Salazar
Title:           Vice President

LENDERS:                                             BANK OF AMERICA, N.A.,
as a Lender

By:           /s/ Brian Halbane
Name:      Brian Halbane
Title:        Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:           /s/ Peg Laughli
Name:      Peg Laughli
Title:        SVP

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Mark Utlaut
Name:      Mark Utlaut
Title:        Senior Vice President

FIRST HAWAIIAN BANK,
as a Lender

By:           /s/ Derek Chang
Name:      Derek Chang
Title:        Vice President

BMO HARRIS BANK N.A.,
as a Lender

By:           /s/ Philip McCaulay
Name:      Philip McCaulay
Title:        Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:           /s/ Allan DeRozen
Name:      Allan DeRozen
Title:        Authorized Signor

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Meghan Starr
Name:      Meghan Starr
Title:        Vice President

THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:           /s/ Chris O’Hara
Name:      Chris O’Hara
Title:        Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Patrick Flaherty
Name:      Patrick Flaherty
Title:        Vice President

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Craig Thessin
Name:      Craig Thessin
Title:        Senior Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:           /s/ Brittany Mondane
Name:      Brittany Mondane
Title:        Second Vice President